Exhibit 99.2

Acquisition of 365 Cannabis September 13, 2021

2 Disclosures Forward - Looking Statements This Presentation includes “forward - looking statements” regarding Akerna Corp . ("Akerna") and its wholly - owned subsidiaries (the "Company"), its financial condition and results of operations that reflect the Company’s current views and information currently available . This information is, where applicable, based on estimates, assumptions and analysis that the Company believes, as of the date hereof, provide a reasonable basis for the information contained herein . Forward - looking statements can generally be identified by the use of forward - looking words such as “may”, “will”, “would”, “could”, “expect”, “intend”, “plan”, “aim”, “estimate”, “target”, “anticipate”, “believe”, “continue”, “objectives”, “outlook”, “guidance” or other similar words, and include statements regarding the Company’s plans, strategies, objectives, targets and expected financial performance . Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward - looking statements and the assumptions on which those vary from forward - looking statements are based . There can be no assurance that the data contained herein is reflective of future performance to any degree . Potential investors are cautioned not to place undue reliance on forward - looking statements as a predictor of future performance as projected financial information, cost savings, synergies and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond the control of the Company and its respective officers, employees, agents or associates . These forward - looking statements are not guarantees of future performance, conditions or results, and involve a number of significant known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Akerna's control, that could cause actual results or outcomes (including, without limitation, the results of Akerna's contracts, strategic initiatives, and business plans as described herein) to differ materially from those discussed in the forward - looking statements . Important factors, among others that may affect actual results or outcomes, include (i) Akerna's ability to recognize the anticipated benefits of being a public company, (ii) competition, (iii) Akerna's ability to grow and manage growth profitably, (iv) Akerna's ability to maintain relationships with customers and suppliers and retain its management and key employees, (v) costs related to being a public company, (vi) changes in applicable laws or regulations, (vii) Akerna's ability to identify, complete and integrate acquisitions, including 365 Cannabis, and achieve expected synergies and operating efficiencies in connection with acquired businesses, (viii) and other risks and uncertainties disclosed from time to time in Akerna's filings with the U . S . Securities and Exchange Commission, including those under "Risk Factors" therein . The information herein speaks only as of (1) the date hereof, in the case of information about, the Company or (2) the date of such information, in the case of information from persons other than the Company the Company does not undertake any duty to update or revise the information contained herein, except as required by law . Forecasts and estimates regarding the Company’s industry and markets are based on sources that are believed to be reliable . However, there can be no assurance these forecasts and estimates will prove accurate in whole or in part . No Offer or Solicitation This announcement is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law . No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933 , as amended or in compliance with an available exemption from the registration requirements of such act . Industry and Market Data The information contained herein also includes information provided by third parties, such as market research firms . None of the Company and its respective affiliates and any third parties that provide information to the Company, such as market research firms, guarantee the accuracy, completeness, timeliness or availability of any information . None of the Company and its respective affiliates and any third parties that provide information to the Company, such as market research firms, are responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content . None of the Company and its respective affiliates give any express or implied warranties, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein .

3 The Cannabis Economy Runs on Akerna. We are the technology backbone upon which the cannabis industry is built, enabling compliance, regulation, and taxation.

4 Akerna to Acquire 365 Cannabis Cannabis Compliance + ERP: The final piece of the puzzle With the acquisition of 365 Cannabis, Akerna clients have a choice between all the most popular financial and tax planning systems, now including Microsoft

5 Akerna: Cannabis Compliance + ERP ▪ Akerna has partnered with SAP, Netsuite and Sage to integrate financials & tax planning with cannabis compliance and industry connectivity ▪ Earlier this year, Akerna acquired Viridian to become the only cannabis - compliant SAP Business One offering ▪ With the acquisition of 365 Cannabis, Akerna is adding the most robust cannabis - compliant Microsoft offering Evolution of a Cannabis Operator Akerna’s partnerships with major ERPs fit each stage of the lifecycle – from start - up to multistate operator Spreadsheets Akerna Basic Akerna Pro Akerna Enterprise Business Central

6 Deal Overview Investment Highlights • $5.2 million LTM SaaS Revenue • 70%+ Software Margins • 85+ Customers Business Overview • 365 Cannabis is built on Microsoft’s Dynamics 365 Business Central and serves the cannabis supply chain • Over 85 customers, multi - year contracts • $8.2 million in LTM Revenue Deal Terms • Acquisition price of $17.0 million • 2.1x LTM Revenue • Consideration in the form of $4.0M cash, $13.0M stock • Potential $8.0 million earn - out subject to achievement of recurring revenue target • Targeting October 2021 closing

7 Akerna + 365 = The Microsoft Solution for Cannabis Ecosystem Ecosystem Compliance Retail Compliance Retail Compliance Retail Current 365 Offering Akerna Ecosystem with 365 Integration + = Retail Integrations Business Central Business Central

8 Key 365 Cannabis Customers United States Canada Global

9 Inorganic Strategy Technology • Cloud Hosted • API Framework • Micro Services INFASTRUCTURE TARGETS NETWORK EFFECTS Ability to Execute • Public Currency & Strong Balance Sheet • Integration Roadmap Successfully Implemented + = COMPETITORS NEW TAM PRODUCT BOLT - ONS The technology solution for cannabis operators • Increased wallet share • Increased stickiness • Increased exposure to growing cannabis sales Infrastructure powers our advantage Geography • Compliant in more legal markets than any competitors

CONTACT US www.akerna.com Media Relations Georgia Jablon pr@akerna.com Investor Relations ir@akerna.com